Nationwide Dow Jones® Risk-Managed Income ETF
Schedule of Investments
November 30, 2023 (Unaudited)
Shares	Security Description		Value
	COMMON STOCKS — 100.3%
	Communication Services — 2.4%
4,387	Verizon Communications, Inc.		$168,154
4,387	Walt Disney Company (a)		406,631
			574,785
	Consumer Discretionary — 13.0%
4,387	Home Depot, Inc.		1,375,281
4,387	McDonald’s Corporation		1,236,432
4,387	NIKE, Inc. - Class B		483,754
			3,095,467
	Consumer Staples — 7.1%
4,387	Coca-Cola Company		256,376
4,387	Procter & Gamble Company		673,492
4,387	Walgreens Boots Alliance, Inc.		87,477
4,387	Walmart, Inc.		683,012
			1,700,357
	Energy — 2.6%
4,387	Chevron Corporation		629,973
	Financials — 20.3%
4,387	American Express Company		749,168
4,387	Goldman Sachs Group, Inc.		1,498,336
4,387	JPMorgan Chase & Company		684,723
4,387	Travelers Companies, Inc.		792,380
4,387	Visa, Inc. - Class A		1,126,055
			4,850,662
	Health Care — 19.9%
4,387	Amgen, Inc.		1,182,911
4,387	Johnson & Johnson		678,493
4,387	Merck & Company, Inc.		449,580
4,387	UnitedHealth Group, Inc.		2,425,879
			4,736,863
	Industrials — 14.3%
4,387	3M Company		434,620
4,387	Boeing Company (a)		1,016,161
4,387	Caterpillar, Inc.		1,099,909
4,387	Honeywell International, Inc.		859,501
			3,410,191
	Information Technology — 19.7%
4,387	Apple, Inc.		833,311
4,387	Cisco Systems, Inc.		212,243
4,387	Intel Corporation		196,099
4,387	International Business Machines Corporation		695,603
4,387	Microsoft Corporation		1,662,278
4,387	Salesforce, Inc. (a)		1,105,085
			4,704,619
	Materials — 1.0%
4,387	Dow, Inc.		227,027
	TOTAL COMMON STOCKS (Cost $23,454,509)		23,929,944

Contracts	Notional Amount
	PURCHASED OPTIONS (b) — 0.0% (c)
665	Dow Jones Industrial Average Index Put, Expiration 12/15/2023, Exercise Price: $315.00	$23,907,415	2,328
	TOTAL PURCHASED OPTIONS (Cost $17,788)		2,328

Shares	SHORT-TERM INVESTMENTS — 0.2%
44,352	Invesco Government & Agency Portfolio – Institutional Class, 5.28% (d)		44,352
	TOTAL SHORT-TERM INVESTMENTS (Cost $44,352)		44,352

	TOTAL INVESTMENTS (Cost $23,516,649) — 100.5%		23,976,624
	Liabilities in Excess of Other Assets — (0.5)%		(110,621)
	NET ASSETS — 100.0%		$23,866,003

Percentages are stated as a percent of net assets.

The Global Industry Classifications Standard (GICS®) was developed by and/or is exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

(a) Non-income producing security. (b) Exchange traded.
(c) Represents less than 0.05% of net assets.
(d) Rate shown is the annualized seven-day yield as of November 30, 2023.

Nationwide Dow Jones® Risk-Managed Income ETF
Schedule of Written Options
November 30, 2023 (Unaudited)
Contracts	Security Description	Notional Amount	Value
	WRITTEN OPTIONS (a) - (0.8)%
(665)	Dow Jones Industrial Average Index Call, Expiration: 12/15/2023, Exercise Price: $360.00	$(23,907,415)	$(181,545)
	TOTAL WRITTEN OPTIONS (Premiums Received $29,033)		$(181,545)

	Percentages are stated as a percent of net assets.
	(a) Exchange traded.

Summary of Fair Value Disclosure at November 30, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2023:

Nationwide Dow Jones® Risk-Managed Income ETF
	Level 1	Level 2	Level 3	Total
Assets(a)
Common Stocks	$23,929,944	$–	$–	$23,929,944
Purchased Options	–	2,328	–	2,328
Short-Term Investments	44,352	–	–	44,352
Total Investments in Securities	$23,974,296	$2,328	$–	$23,976,624
Liabilities(a)
Written Options	$181,545	$–	$–	$181,545
Total Investments in Securities	$181,545	$–	$–	$181,545

(a) See Schedule of Investments and Schedule of Written Options for further disaggregation of investment categories.

For the period ended November 30, 2023, the Fund did not recognize any transfers to or from Level 3.